Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Michael A. Ernst, Chief Financial Officer, of Prentiss Properties Trust (the “Registrant”), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2004 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. Section 78m(a) or Section78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michael A. Ernst
Michael A. Ernst
Chief Financial Officer
March 14, 2005

STATE OF TEXAS§

COUNTY OF DALLAS§

Subscribed and sworn to before me this 14th day of March, 2005.

/s/ Lana Mann
Lana Mann
March 14, 2005
Notary Public
My Commission Expires: 5/26/2005
Official Seal